Segment reporting (Details Narrative)	12 Months Ended
Sep. 30, 2025
Segment reporting
Description of warehousing service business	Farmmi USA opened its first warehouse and logistics services base in Chino, California, through the lease of warehouse spaces of 315,000 square feet from a large facility managed by established logistics companies. The facility provides special railway lines that offer sea-railway cargo transportation services. The logistics services provided to customers include cargo transfers and bonded warehouses. In March 2025, the Company further expanded its logistics service operations to the U.S. East Coast by opening a new warehouse located within an industrial park in Somerset, New Jersey. In August 2025, the Company leased additional warehouse spaces of approximately 183,000 square feet located in Robbinsville, New Jersey, bringing its total warehouse footprint in the U.S. to 640,000 square feet